Analyst Meeting December 15, 2008 - New York December 16, 2008 - Boston Exhibit 99 * * *

Forward-Looking Statements
This document contains statements that are forward-looking, i.e. not historical facts.  The forward-looking statements contained in this document (“optimistic”, “will”, “continue”,
“expect”, “believe”, “should”, “forecast”) are based on the Company's current expectations and are subject to risks and uncertainties.  Accordingly, you are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors.
The factors that might cause such differences include, among others, the following:  (i)
changes in economic conditions, (ii) developments or new initiatives by our competitors in the markets in which we compete, (iii) fluctuations in the costs of select raw materials, (iv)
the success in increasing sales and maintaining or improving the operating margins of the
Company, and (v) other factors including those identified in the Company’s filings made from time-to-time with the Securities and Exchange Commission.
These statements should be read in conjunction with the Company's most recent annual report (Form 10-K) and other reports filed with the Securities and Exchange Commission.
These reports contain discussions of the Company's business and of various factors that may affect it.

Baldor’s Mission Statement
is to be the best (as
determined by our customers) marketers,
designers and manufacturers of industrial
electric motors, mechanical power
transmission products, drives and generators.

$$V_p = \frac{Q_p \times S_p}{C \times T}$$

BALDOR

Baldor’s Strategy
To produce the highest-quality, energy-efficient products
available in the marketplace and sell them to value-minded
customers.
Vp = perceived Value
Qp = perceived Quality Sp = perceived Service
C   = Cost            T   = Time

• Q4 2008 expectations and 2009 outlook • 2009 sales initiatives • 2009 cost reductions and cash flow discussion • Summary Agenda

• Mid single digit sales growth (year over year) • Earnings in-line with current consensus • Debt repayment of $10-15 million Q4 2008 Expectations

• Expecting a much tougher environment • Single digit decline in recent incoming orders • We are implementing new sales initiatives • We are implementing cost reductions 2009 Outlook

2009 Sales Initiatives

ENERGYGUIDE
Super-E Premium Efficiency
Three Phase
RPM: 1775
Baldor Electric Company
Catalog No: EM4115T
50HP
Compare the Efficiency Rating of this Motor With Others Before You Buy.
Average Installed Motor Rating
This Motor's Rating
80% Efficiency
90.7
95.0
100% Efficiency
Based on continuous use at 10¢ per kWh.
$36,025
$34,395
Yearly Operating Costs
Efficiency rating of average installed motor based on the U.S. Department of Energy study published December 1998.
Estimated annual savings of this Super-E® motor is:
$1,630
This model's estimated yearly electricity cost, running continuously, is:
$34,395
Motors with a lower efficiency rating use more electricity and cost more to operate.
For more information call 1-800-828-4920 or www. baldor.com

• The cost of electricity to run an
electric motor represents 97% of
motor’s lifetime cost
•
Baldor Super-E®
motors have
grown at more than 25%
per year
for the past 3 years
Leader in Energy Efficiency

$1,500
$1,000
$500
$0
Sales in Millions
$120
$600
$480
$670
$338
$338
Premium Efficiency
Standard Efficiency
No Standard
Baldor **Current** Motor Sales
$1.2 billion (approx)
Estimated Effect of Energy Bill
on 2008 Baldor Motor Sales
A 12-14% revenue increase

BALDOR

• 2007 Energy Bill mandates new efficiency levels in Dec. 2010 Effect of 2007 Energy Bill on Baldor

• New customers -
Bounty Hunt Program
– We are targeting over 800 customers
– Double commission paid during 2009 for sales to these
customers
– Bonus incentive for introducing an existing motor
customer to Dodge
– Similar program in 2002 earned 450 new customers
Bounty Hunt Program

• Up to 15,000 hp
• YTD 2008 growth rate of 14%
• Lead times of 12 – 20 weeks
(depending on motor size)
– Working to implement
Lean Flex Flow to further
shorten lead time
• Large motors can sell for as
much as $1 million each
Large Motors

• One of only 3 companies with motors approved globally for use on underground mining machinery • Customers tell us their business is solid for 2009 Specialty Motors - Mining

• Steady replacement cycle
• We are the only company who
builds and supplies our own
qualified motors up to 200 hp
• We are one of only 3 suppliers
worldwide with qualified
motors above 200 hp
• Large potential if new facilities
are approved
Specialty Motors - Nuclear

• Cooling tower motors and drives have an innovative
technology which increases output and reduces energy
consumption by as much as 10%
• New and retrofit opportunities
Specialty Motors – Cooling Tower

• Bounty Hunt Program – 68 new OEM customers earned recently – Targeting more than 25 market maker distributors throughout U.S. and Canada Dodge

• New products and markets – MagnaGear™ - mining, forest, power generation • Quoting $2 million / month Dodge

• New products and markets – Quantis ® Gold - energy conservation – Stainless Tigear™ - food and beverage – Maska sheaves and couplings Dodge

Dodge – Infrastructure Stimulus
Mounted
Bearing
Drum pulley
Gearbox
Motor
• 40% of Dodge business is related to asphalt, cement,
aggregate, material handling, forest products
• Infrastructure stimulus bill would be a benefit

2009 Cost Reductions and Cash Flow Initiatives

• Most of the cost reduction plans occur regardless of
amount of sales decline
• The cost reduction plans occur without additional
investment
• Sales initiatives occur regardless of amount of sales
decline
• Expectations for working capital are based on declining
sales
2009 Overview of Initiatives

• Overtime
– Spent more than $38 million in past 12 months
– 2009 estimated savings - $30 million
• Headcount Reduction
– 8,300 employees at June 2008
– Down 475 by December 2008
– Down another 425 by June 2009
– 2009 estimated savings - $30 million
2009 Cost Reduction Initiatives

• Discretionary spending
– Medical plan administrative costs
$  3.0 million
– Travel
$  3.0 million
– Tradeshows, marketing
$  1.5 million
– Supplies and perishable tooling
$  0.7 million
– Other discretionary spending
$  2.0 million +
– 2009 estimated savings - $10-20 million
• Interest expense
– Benefit from debt reduction and lower LIBOR rates
– 2009 estimated savings - $10 million
2009 Cost Reduction Initiatives

• Material costs
– In 2008, our biggest challenge was material inflation
•
We paid $100 million more than we did in the previous
year for roughly the same amount of material
– In 2009, we believe material costs could be a
tailwind after the first quarter
2009 Cost Reductions

• Overtime	$30 million
• Headcount Reduction *	$30 million
• Discretionary spending	$10 million
• Interest expense *	$10 million
	$80 million
• Materials *	$?

* We expect cost reduction benefits to build as the year progresses

2009 Cost Reduction Action Plans

2009 Cash Flows Initiatives
• Cash flows discussions are based on a worst case
scenario of a 15% sales decline
•
Inventories ($350 million current balance)
– Finished goods and production schedules are reviewed
weekly
– Short cycle times allow us to adjust production levels and number of days worked within two weeks
– Reduction of Maska inventories
• $17 million inventories supporting $33 million in sales
– Lean projects could reduce WIP by $4.0 million
– More consigned or JIT raw inventory
– Estimated source of $52 million

2009 Cash Flows Initiatives
•
Accounts Receivable ($300 million current balance)
– We have internal goals to reduce DSO
• One day reduction is approximately $5.5 million
– However, our modeling today assumes no change in
current DSO
– Estimated source of $45 million
•
Copper Prepayment ($27 million current balance)
– Payments made in 2008 for 2009 copper purchases
– Estimated source of $27 million
•
Accounts Payable ($130 million current balance)
– Estimated use of $19 million

$50
$40
$30
$20
$10
$0
$36
$40
$37
2007
2008
2009
Forecasted

2009 Cash Flows Initiatives
•
Capital Investments ($s in millions)
– Decreasing sales reduces
need for capital investments
– Increasing number of Lean
Flex Flow projects
– Maintenance investment of
approx $15 million

- With a 15% sales decline, working capital available for debt reduction includes

– Accounts Receivable	$ 45 million
– Inventory	$ 52 million
– Accounts Payable	-$ 19 million
– Copper prepayment	$ 27 million
	$105 million

- **With a 15% sales decline, we expect to reduce debt by $150-200 million**

BALDOR

2009 Cash Flow & Debt Reduction

- Term loan
  - $425 million floats at LIBOR + 175bps
  - $350 million in collar/swap at 6.7% until 2012
  - Required repayment of 1% per year *($7-8 million)*
  - Balance due in 2014

- Senior unsecured notes
  - $550 million at 8.625%
  - Matures 02/15/17

- *Leverage ratio at Sep 2008 of 3.8, down from 5.1 at Jan 2007*

Outstanding Balance

Term Loan & Revolver
Senior Notes & Other
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Feb 07
Jun 07
Sep 07
Dec 07
Mar 08
Jun 08
Sep 08

BALDOR

Debt – Major Components (approx)

Debt Covenants and Balances
Actual 09/08
Per Credit Agreement
12/31/08
Per Credit Agreement
12/31/09
Total Leverage Ratio 3.81 4.25 3.75
Senior Secured
Leverage Ratio
2.24 2.75 2.25
Fixed Charges Ratio 1.82 1.25 1.25
$s in millions
Actual Balance
09/27/08
Estimated Balance
12/31/08
Estimated Balance
12/31/09
Senior Notes $ 550 $ 550 $ 550
Term/Revolver & Other $ 783 $ 768 – 773 $ 568 – 623
Total Debt Balance $ 1,333 $ 1,318 -1,323 $ 1,118 - 1,173

A Different Company Today

A Different Company Today
$ in thousands (approx)
2000 2008
Sales $    621,000 $  2,000,000
Industrial Motor Sales $    517,000 $  1,200,000
Mechanical Power Transmission Sales $           - $     500,000
International Sales $      86,000 $     350,000
Backlog $          - $     260,000
Operating Margin 12.2% 13.3%
Debt $    100,000 $  1,300,000

With Different Competitors
North American Industrial Motor Manufacturers
2000
2008
Baldor Baldor / Reliance
Regal Beloit / Marathon Regal Beloit / Marathon / Lincoln / Leeson
Reliance
GE GE
Emerson Emerson
Leeson
Lincoln
Siemens Siemens

- Motors ranging from 1/50th hp to 15,000 hp
- Products ranging from \$10 to \$1,000,000
- Specialty motors – Mining, Nuclear, Navy, Linear
- Greatest variety of energy-efficient products available in the marketplace

BALDOR

BALDOR
H2
BALDOR
H2

BALDOR

And A Broader Product Offering

- Super-E motors
  - Growing at more than 25% per year
  - Benefit from Energy Bill in 2010 and beyond

BALDOR

Positioned for Long-Term Growth • Dodge – Infrastructure stimulus would be a benefit

2009

Prepared to deal with a tough environment

2011

Positioned to realize the opportunities

BALDOR

* * * *

• Net Earnings (trailing four quarters)
– Plus Income Tax Expense
– Plus Net Interest Expense
–
Plus D & A (approx $72 million in 2009)
–
Plus non-cash charges (share based compensation approx  $8M / year)
– Plus non-recurring cash charges
Appendix
“EBITDA” as defined by the Credit Agreement